SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) November 29, 2000


                             NUPRO INNOVATIONS INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                       0-28433                 84-0893269
----------------------------           -----------           -------------------
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)


3296 East Hemisphere Loop, Tucson, Arizona                        85706-5013
------------------------------------------                        ----------
 (Address of principal executive offices)                         (Zip Code)


        Registrant's telephone number, including area code (520) 547-3510


           5151 East Broadway Blvd., Suite 730, Tucson, Arizona 85711
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.

     REGISTRATION STATEMENT ON FORM 10-SB

     On November 29, 2000, the Securities Exchange Commission (the "SEC") communicated to NuPro Innovations Inc. (the "Company"), that the SEC had reached a position of no further comment with respect to the Company's registration statement on Form 10-SB filed under the Securities Exchange Act of 1934, as amended (the "Form 10-SB").

     The Company's common stock was quoted on the OTC Bulletin Board under the symbol NUPP from August 21, 1998 to February 24, 2000. In January 1999, the SEC granted approval of amendments to the NASD OTC Bulletin Board Eligibility Rules 6530 and 6540 (the "Eligibility Rules"). The Eligibility Rules require a company listed on the OTC Bulletin Board to be a reporting company with the SEC to maintain the listing of its stock on the OTC Bulletin Board. The Eligibility Rules required the Company to become fully compliant by February 24, 2000. Accordingly, on December 6, 1999, the Company filed a registration statement on Form 10-SB. On February 6, 2000, the Company filed Amendment No. 1 to the Form 10-SB in response to comments by the SEC on the Company's original Form 10-SB. The Company's Form 10-SB, as amended, became effective on February 6, 2000 pursuant to section 12(g)(1) of the Securities and Exchange Act of 1934, as amended. However, the Eligibility Rules require that the SEC come to a position of no further comment regarding any registration statement on Form 10-SB before the NASD considers a company compliant. The Company's Form 10-SB was still under review by the SEC on February 24, 2000. Accordingly, the Company's common stock was removed from the OTC Bulletin Board on February 24, 2000. The Company filed Amendment No. 4 to the Form 10-SB on November 8, 2000. On November 29, 2000, the SEC came to a position of no further comments on the Company's Form 10-SB, as amended.

     QUOTATION APPLICATION

     The Company's common stock is currently listed in the National Quotation Bureau's Pink Sheets. As the Company's Form 10-SB, as amended, cleared comments from the SEC on November 29, 2000, on this date, the Company is filing an application for its common stock to be relisted on the OTC Bulletin Board. The Company cannot assure that the OTC Bulletin Board will quote the Company's common stock.

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
                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NUPRO INNOVATIONS INC.


Date: November 29, 2000                By: /s/ Luba Veselinovic
                                           -------------------------------------
                                           Luba Veselinovic
                                           Chief Executive Officer and President

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